SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 24, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                          0-21974                    84-1116217
 (State or other                    (Commission                (IRS Employer
 jurisdiction of                    File Number)               Identification #)
 incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 8. CHANGE IN FISCAL YEAR. Effective February 24, 1999 the Board of Directors of United International Holdings, Inc. (the "Registrant"), approved a change in its fiscal year-end from the last day of February to December 31. This change includes a change of the current fiscal year-end from February 28, 1999 to December 31, 1998. The Registrant will file a Transition Report on Form 10-K for the ten months ended December 31, 1998 within 90 days of the date of this report.



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            UNITED INTERNATIONAL HOLDINGS, INC.



Date:    February 26, 1999                  By: /S/ Valerie L. Cover
         -----------------                      -------------------------------
                                                Valerie L. Cover
                                                Vice President and Controller
                                                (a Duly Authorized Officer and
                                                   Principal Financial Officer)